UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006

SUNWIN INTERNATIONAL NUTRACEUTICALS,INC.

(Exact name of registrant as specified in its charter)

Nevada  033-10456        56-2416925

(State or other jurisdiction       (Commission (IRS Employer

of incorporation)          File Number)Identification No.)

6 Youpeng Road, Qufu, Shandong, China            273100

(Address of principal executive offices)             (Zip Code)

 (86) 537-4424999
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Sunwin International Nutraceuticals, Inc. announced the hiring of Jeffrey Reynolds as CEO of Sunwin Stevia International, Corp.., a wholly owned subsidiary of Sunwin International Nutraceuticals, Inc.

Mr. Reynolds as CEO will be responsible for marketing the company’s Only Sweet™ line of proprietary products. Only Sweet™ is a proprietary blend of Stevioside.

The Company issued a press release on October 10, 2006

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release date October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.

Date: October 11, 2006             By: /s/ Dongdong Lin

Dongdong Lin

Chief Executive Officer